UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, New York			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2013

ITEM 1.         REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

February 28, 2013

Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

(GDF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Partners Income Fund Inc.

Fund objectives

The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	28

Statement of operations	29

Statements of changes in net assets	30

Statement of cash flows	31

Financial highlights	32

Notes to financial statements	33

Board approval of management and subadvisory agreements	51

Additional shareholder information	58

Dividend reinvestment and cash purchase plan	59

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Partners Income Fund Inc. for the six-month reporting period ended February 28, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 50.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 28, 2013

Western Asset Global Partners Income Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the six months ended February 28, 2013 (the “reporting period”), it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department reported that fourth quarter GDP growth was a weak 0.4%. Decelerating growth was largely driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.1%. After falling to 7.8% in September 2012 the unemployment rate fluctuated between 7.8% and 7.9% over the next four months. While unemployment fell to 7.7% in February 2013, the lowest rate since December 2008, it was still high by historical standards. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.8% on a seasonally adjusted basis in February 2013 versus the previous month and they were 10.2% higher than in February 2012. In addition, the NAR reported that the median existing-home price for all housing types was $173,600 in February 2013, up 11.6% from February 2012. This marked the twelfth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in February to a 4.7 month supply at the current sales pace, it was 19.2% lower than in February 2012.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012, only to experience another setback in November 2012. However, it then improved later in the period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, prior to the beginning of the reporting period. This represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next three months, with the PMI increasing to 54.2 in February 2013, its best reading since June 2011.

IV	Western Asset Global Partners Income Fund Inc.

Investment commentary (cont’d)

Growth generally moderated overseas and, in some cases, fell back into a recession. But in its January 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global growth is projected to increase during 2013, as the factors underlying soft global activity are expected to subside. However, this upturn is projected to be more gradual than in the October 2012 World Economic Outlook projections.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.5% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.2% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.5% in 2013. In particular, China’s economy is expected to grow 8.2% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.5% in 2012 to 5.9% in 2013.

Western Asset Global Partners Income Fund Inc.	V

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, prior to the beginning of the reporting period, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, after the reporting period ended, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

VI	Western Asset Global Partners Income Fund Inc.

Investment commentary (cont’d)

Q. Did Treasury yields trend higher or lower during the six months ended February 28, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.22%, its low over the six months ended February 28, 2013. It rose as high as 0.32% on October 22 and ended the period at 0.25%. The yield on the ten-year Treasury began the period at 1.57%, its low over the six-month reporting period. Ten-year Treasuries peaked at 2.05% on February 13 and ended the period at 1.89%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, overall the spread sectors outperformed equal durationvi Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended February 28, 2013, the Barclays U.S. Aggregate Indexvii returned 0.15%.

Q. How did the high-yield market perform over the six months ended February 28, 2013?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield – 2% Issuer Cap Indexviii, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 6.67% for the six months ended February 28, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite weakening at the end of the reporting period, the asset class generated positive results during the six months ended February 28, 2013. The asset class moved higher during four of the six months of the period given generally solid investor risk appetite. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 3.22% over the six months ended February 28, 2013.

Performance review

For the six months ended February 28, 2013, Western Asset Global Partners Income Fund Inc. returned 7.55% based on its net asset value (“NAV”)x and 2.33% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield – 2% Issuer Cap Index and the EMBI Global, returned 6.67% and 3.22%, respectively, over the same time frame. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagexi returned 8.66% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.57 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its

Western Asset Global Partners Income Fund Inc.	VII

NAV and market price as of February 28, 2013. Past performance is no guarantee of future results.

Performance Snapshot

as of February 28, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$12.44 (NAV)	7.55%†
$13.34 (Market Price)	2.33%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 28, 2013

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	Western Asset Global Partners Income Fund Inc.

Investment commentary (cont’d)

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.
vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 39 funds in the Fund’s Lipper category.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†    The bar graph above represents the composition of the Fund’s investments as of February 28, 2013 and August 31, 2012 and does not include derivatives, such as futures contracts, swap contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡    Amount represents less than 0.1%.

2	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — February 28, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

____________________

Benchmark	— 50% Barclays U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
GDF	— Western Asset Global Partners Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — February 28, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

____________________

Benchmark	— 50% Barclays U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
GDF	— Western Asset Global Partners Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

4	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 82.3%
Consumer Discretionary — 13.1%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	170,000		$174,675
Europcar Groupe SA	11.500%	5/15/17	100,000	EUR	141,352	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	598,921	(a)(b)
Total Auto Components					914,948
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	460,000		511,750	(b)
Escrow GCB General Motors	—	—	480,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	1,105,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		138,300	(a)(b)
Total Automobiles					650,050
Diversified Consumer Services — 0.6%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	230,000		251,275	(a)(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		321,537	(b)
ServiceMaster Co., Senior Notes	7.000%	8/15/20	550,000		562,375	(a)
Total Diversified Consumer Services					1,135,187
Hotels, Restaurants & Leisure — 4.0%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	270,000		288,225	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	293,448		276,245	(a)(d)(e)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		83,400	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	370,000		381,100	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,164,000		1,076,700	(b)
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	20,000		19,850	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	320,000		360,800	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	390,000		396,825	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		333,750	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	265,864		285,804	(a)(f)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	740,055
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		336,700	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	180,000		188,100	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	5

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Landry’s Inc., Senior Notes	9.375%	5/1/20	300,000		$323,250	(a)(b)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	284,363		310,667	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	360,000		374,850
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	770,000		766,150	(a)(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	364,000		407,680	(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	250,000		266,875	(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	80,000		87,500	(a)(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	450,000		484,875	(b)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	8,000		8,035	(a)
Total Hotels, Restaurants & Leisure					7,797,436
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	350,000		378,000	(a)
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	360,000		394,852	(b)
Media — 5.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000		132,300	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	960,000		1,044,000	(b)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	260,000		208,000	(a)(b)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	127,617	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	230,000		243,225	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	110,000		115,500	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	220,000		228,800
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000		30,900
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		32,100	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		338,794	(b)
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	250,000		270,625	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	380,000		405,650	(b)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	570,000		717,859	(b)
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	120,000		111,300	(a)

See Notes to Financial Statements.

6	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Lynx II Corp., Senior Notes	6.375%	4/15/23	560,000		$583,100	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	688,677	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	610,000		692,350	(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	579,000		605,055	(a)(b)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	300,000	EUR	424,956	(a)(b)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	139,367	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	90,000		98,663	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	190,000		205,200	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		322,263	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	310,000		336,350	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	130,555	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		202,500	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	695,205	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	920,739	(a)(b)
Total Media					10,051,650
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Secured Notes	10.625%	7/15/17	220,000		218,900
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	31,000		31,194
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	110,000		113,437	(b)
Total Multiline Retail					363,531
Specialty Retail — 1.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	290,000		294,712	(b)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	1,055,537	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	520,000		488,150
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	228,000		238,832	(b)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	60,000		62,250	(a)(f)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	270,000		294,975	(a)(b)
Total Specialty Retail					2,434,456
Textiles, Apparel & Luxury Goods — 0.7%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	971,002	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		316,463	(a)(b)
Total Textiles, Apparel & Luxury Goods					1,287,465
Total Consumer Discretionary					25,407,575

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	7

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 1.8%
Food Products — 1.3%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	$679,905	(a)(b)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	230,000		234,600	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	230,000	EUR	332,931	(a)(b)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	126,000		137,025	(a)(b)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	330,000		358,050	(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		620,550	(a)(b)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	150,000		158,438	(a)
Total Food Products					2,521,499
Household Products — 0.1%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	200,000		208,500	(a)
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000		282,100	(a)(b)
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	550,000		583,688	(b)
Total Consumer Staples					3,595,787
Energy — 17.4%
Energy Equipment & Services — 1.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000		185,725	(b)
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	20,000		20,450
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	280,000		290,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	210,000		235,200	(a)(b)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	575,000		626,750	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000		435,000	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000		221,000	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	330,000		367,125	(b)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	168,000		183,540	(b)
Total Energy Equipment & Services					2,565,290
Oil, Gas & Consumable Fuels — 16.1%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	440,000		451,000
Arch Coal Inc., Senior Notes	9.875%	6/15/19	160,000		158,800	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000		126,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	240,000		266,400	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	90,000		99,900	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	180,000		203,850	(a)(b)

See Notes to Financial Statements.

8	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	280,000		$295,400
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	350,000		385,000	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	300,000		319,500	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	420,000		435,225	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000		273,750	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000		531,600	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	520,791		472,618	(a)(d)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000		270,625	(b)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	250,000		265,000	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	100,000		112,750	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	536,973		604,766	(a)(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000		1,267,500	(b)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000		149,175	(b)
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	100,000		114,336	(b)(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000		137,243	(b)(g)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	310,000	EUR	431,027	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	260,000		265,200	(a)(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	190,000		181,450	(b)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	260,000		265,850	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	360,000		399,150	(a)(b)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	270,000		291,600	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000		141,050	(a)(b)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	1,340,000		1,370,820	(a)(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000		361,600	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	260,000		274,300	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	200,000		211,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000		285,000
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000		536,475	(a)(b)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	190,000		83,600	(h)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	705,000		304,913	(h)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	270,000		286,200	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000		552,000	(a)(b)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	9

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	196,000	$179,340	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	120,000	109,800	(a)(b)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	354,750	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	493,510	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	1,021,297	(b)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	390,000	451,921	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000	5,478,400	(b)
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	750,000	772,500	(a)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000	521,625	(a)(b)
Petronas Capital Ltd.	5.250%	8/12/19	1,555,000	1,833,577	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000	378,675	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000	121,825	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000	624,150	(a)(b)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	840,000	848,400	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000	11,050	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000	713,925	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000	564,696	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	770,000	822,937	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	110,000	115,500
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	240,000	252,600
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	210,000	225,225	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	280,000	280,000	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000	130,650	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	175,000	189,000	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	880,000	1,069,200	(a)(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	560,000	392,000	(a)
Total Oil, Gas & Consumable Fuels				31,138,226
Total Energy				33,703,516
Financials — 5.8%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000	341,227	(b)
Onex USI Acquisition Corp., Senior Notes	7.750%	1/15/21	300,000	298,125	(a)
Total Capital Markets				639,352
Commercial Banks — 1.7%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	470,000	639,433	(a)(b)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	207,365
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	290,000	317,550	(a)(b)(g)(i)

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000		$947,684	(a)(b)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	330,000		346,713	(a)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		213,000	(g)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	410,000		424,329	(b)
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000		207,995	(a)
Total Commercial Banks					3,304,069
Consumer Finance — 0.4%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	160,000		197,200	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	584,253	(b)
Total Consumer Finance					781,453
Diversified Financial Services — 2.7%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	610,000		663,375	(b)
Boats Investments (Netherlands) BV, Secured Notes	8.887%	12/15/15	713,504	EUR	237,536	(f)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	296,000		297,202	(b)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		470,640
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		79,888	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,180,900	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		110,475	(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	729,000	EUR	996,953	(a)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	320,000		351,200	(a)(b)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	310,000		332,087
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		535,000	(a)(b)(g)
Total Diversified Financial Services					5,255,256
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		587,832	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	100,000		94,500	(g)(i)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000		231,500	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		311,250	(a)(b)
Total Insurance					1,225,082
Total Financials					11,205,212

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	11

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 4.1%
Health Care Equipment & Supplies — 0.5%
Hologic Inc., Senior Notes	6.250%	8/1/20	160,000		$169,600	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	110,000		107,250
Ontex IV SA, Senior Notes	9.000%	4/15/19	300,000	EUR	403,415	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	268,943	(a)
Total Health Care Equipment & Supplies					949,208
Health Care Providers & Services — 2.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	305,000		385,825	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		598,725	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,050,000		1,050,000	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	595,215	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	190,000		203,775
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	210,000		227,325
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		184,400	(a)(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	620,000		688,200	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	160,000		165,600
INC Research LLC, Senior Notes	11.500%	7/15/19	120,000		128,700	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	470,000	EUR	655,027	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	90,000		86,850	(a)
US Oncology Inc. Escrow	—	—	255,000		7,012	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	150,000		160,500	(b)
Total Health Care Providers & Services					5,137,154
Health Care Technology — 0.2%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	330,000		354,544
Pharmaceuticals — 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	965,062	(a)(b)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	100,000	EUR	134,419	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	230,000		248,113	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	120,000		129,750	(a)
Total Pharmaceuticals					1,477,344
Total Health Care					7,918,250
Industrials — 11.1%
Aerospace & Defense — 1.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	230,000		253,000	(b)
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000		177,650	(a)

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Aerospace & Defense — continued
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	650,000		$720,687	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	190,000		212,325	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000		596,400	(a)(b)
Total Aerospace & Defense					1,960,062
Airlines — 1.3%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	154,111		161,431	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		23,200
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,626		4,061
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	210,000		219,660
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	170,000		169,575
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	39,142		40,218	(b)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	220,000		232,100	(a)(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	877,000		907,695	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	92,489		102,663	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	657,914	(b)
Total Airlines					2,518,517
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	230,000		231,725	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	284,200		315,551	(a)(b)(e)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	80,000		82,600	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		222,000	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	279,000	EUR	407,958	(a)(b)
Total Building Products					1,259,834
Commercial Services & Supplies — 1.8%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	22,000		19,030	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	780,000		588,900	(a)(b)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	490,000		486,325	(b)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		227,000	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	600,000		633,000
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		204,975	(b)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	13

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	550,000		$594,000	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	180,000		194,400	(a)(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	418,000		465,025	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	90,000		99,450
Total Commercial Services & Supplies					3,512,105
Construction & Engineering — 1.1%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000		335,125	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	273,000		291,428	(a)(b)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000		213,500	(a)(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	735,000		837,900	(a)(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000		250,800	(a)(b)
PH Holding LLC, Secured Notes	9.750%	12/31/17	230,000		237,694	(d)(e)
Total Construction & Engineering					2,166,447
Electrical Equipment — 0.5%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	210,000		205,800	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	230,000		236,325	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	400,000		424,000	(a)(b)
Total Electrical Equipment					866,125
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		45,400	(b)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		398,178	(a)(b)
Total Industrial Conglomerates					443,578
Machinery — 0.8%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	620,000		637,050	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	280,000		306,600	(a)(b)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	237,524	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	170,000		177,650	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	200,000		214,500	(a)(b)
Total Machinery					1,573,324
Marine — 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	336,429		306,991
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	218,000		220,180

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Marine — continued
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	670,000		$673,350	(b)
Total Marine					1,200,521
Road & Rail — 1.4%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	711,225		737,896	(f)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	135,124	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	546,000		591,045	(a)(b)
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	740,000		803,825	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	460,000		506,000	(b)
Total Road & Rail					2,773,890
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	410,000		451,000	(a)(b)
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	390,000		345,150	(a)(b)
CMA CGM, Senior Notes	8.875%	4/15/19	700,000	EUR	806,503	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	410,000		432,550	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	300,000		301,500	(a)(f)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	690,000		734,850	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	40,000		42,600	(a)
Total Transportation					2,663,153
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000		191,700	(a)
Total Industrials					21,580,256
Information Technology — 1.5%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	260,000		274,950	(a)
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	218,000		250,155	(a)(b)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	209,051	(a)
Total Electronic Equipment, Instruments & Components					459,206

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	15

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000		$246,950	(b)
IT Services — 0.5%
First Data Corp., Secured Notes	8.250%	1/15/21	40,000		41,100	(a)
First Data Corp., Senior Notes	9.875%	9/24/15	940,000		971,725	(b)
Total IT Services					1,012,825
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	80,000		68,800	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	214,000		220,688	(b)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	244,000		257,420	(a)(b)
Total Semiconductors & Semiconductor Equipment					546,908
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	280,000		286,300	(a)
Total Information Technology					2,827,139
Materials — 14.7%
Chemicals — 1.7%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	235,000		242,050	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	540,000		607,500	(a)(b)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	310,000		329,375	(a)(b)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	295,000	EUR	388,314	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	268,000	EUR	318,467	(a)(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	180,000	EUR	264,421	(a)(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	120,000	EUR	176,281	(a)(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	260,000		274,950	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	207,000		218,903	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	211,000	EUR	287,178	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	120,000	EUR	163,324	(a)
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., Senior Secured Notes	8.750%	2/1/19	120,000		120,000	(a)
Total Chemicals					3,390,763
Construction Materials — 1.0%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	220,000		217,800	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	560,000		653,800	(a)(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		467,000	(a)(b)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	500,000		556,875	(a)(j)
Total Construction Materials					1,895,475

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	$1,429,577	(a)(b)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	560,000	EUR	753,187	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	280,000		295,400	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		546,975
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	450,000		475,875
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	310,000		330,150
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	240,000		251,100	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	610,000		640,500	(a)(b)
Total Containers & Packaging					4,722,764
Metals & Mining — 8.6%
ArcelorMittal, Senior Notes	5.000%	2/25/17	210,000		218,701
ArcelorMittal, Senior Notes	6.000%	3/1/21	450,000		478,332
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	10,000		10,345
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		920,069
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	40,000		41,116
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	670,000		696,800	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		292,545	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		270,875	(a)(b)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		144,690	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	1,110,000		1,166,610	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		626,400	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	160,000		168,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	190,000		198,550	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	470,000		521,700	(a)(b)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	400,000		407,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	780,000		510,900	(a)(b)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	200,000		191,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	290,000		282,750	(a)
New World Resources NV, Senior Notes	7.875%	1/15/21	350,000	EUR	426,099	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	260,000		282,100	(a)(b)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	17

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	210,000	$231,525	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	200,000	211,000	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000	362,214	(b)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	420,000	461,475	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	410,000	402,825	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000	227,956	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000	852,713	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	460,000	446,968
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	150,000	161,250	(a)(b)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000	146,300	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	150,000	141,750	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	360,000	361,800
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	310,000	340,225	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	460,000	610,865	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,757,000	2,081,412	(b)(j)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	430,000	449,647
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	627,000	660,733	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000	478,125	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000	118,000	(a)(b)
Total Metals & Mining				16,601,765
Paper & Forest Products — 1.0%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	420,000	443,100	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	407,000	446,174	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000	74,350	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000	165,356
Inversiones CMPC SA, Notes	4.750%	1/19/18	250,000	264,532	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000	194,249	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	189,000	139,388
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000	63,600
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	234,000	106,470
Total Paper & Forest Products				1,897,219
Total Materials				28,507,986

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 7.6%
Diversified Telecommunication Services — 4.6%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	1,224,500		$1,077,560	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		50,000	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000		423,700	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	150,000		161,250	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	450,000		484,312	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000		163,125	(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	200,000		212,750	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000		668,250	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		246,125	(a)(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		398,050	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000		415,150	(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	90,000		94,275
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		540,000	(a)(b)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	268,745	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	447,908	(a)(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000		525,330	(a)(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000		250,542	(a)(b)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	290,000		302,325	(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		211,500	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	945,616		992,897	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		283,500	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	610,000		600,850	(a)
Total Diversified Telecommunication Services					8,818,144
Wireless Telecommunication Services — 3.0%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		404,672	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		613,548	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	340,000	EUR	459,423	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	240,000		250,800	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	330,000	GBP	519,400	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000		2,200,700	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	630,000		782,775	(a)(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	365,000		399,675	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000		224,000	(a)(b)
Total Wireless Telecommunication Services					5,854,993
Total Telecommunication Services					14,673,137

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	19

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 5.2%
Electric Utilities — 1.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000	$735,900	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	800,000	872,000	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000	347,200	(a)(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	173,964	172,224	(h)
Total Electric Utilities				2,127,324
Gas Utilities — 0.5%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	99,623	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000	356,400	(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000	521,700	(a)(b)
Total Gas Utilities				977,723
Independent Power Producers & Energy Traders — 3.5%
AES Corp., Senior Notes	9.750%	4/15/16	500,000	597,500	(b)
AES Gener SA, Notes	5.250%	8/15/21	250,000	281,477	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	270,000	292,950	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	486,000	540,675	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000	440,471	(a)(b)
Dynegy Inc., Bonds	7.670%	11/8/16	280,000	4,900	(b)(d)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	180,000	208,800	(a)(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,340,000	1,420,400	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	390,000	414,375	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	810,000	874,800	(a)(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,430,000	1,598,025	(b)
Total Independent Power Producers & Energy Traders				6,674,373
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000	250,000	(a)(b)
Total Utilities				10,029,420
Total Corporate Bonds & Notes (Cost — $149,312,518)				159,448,278
Collateralized Senior Loans — 1.9%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.6%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	295,500	308,797	(k)
Equinox Fitness Clubs, First Lien Term Loan	9.750%	5/16/20	300,000	306,750	(k)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	610,000	658,800	(k)
Total Hotels, Restaurants & Leisure				1,274,347

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 0.1%
Gymboree Corp., Term Loan	5.000%	2/23/18	140,000		$135,503	(k)
Total Consumer Discretionary					1,409,850
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	130,000		133,819	(k)
Energy — 0.1%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	30,000		27,497	(k)
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	230,000		235,319	(k)
Total Energy					262,816
Industrials — 0.3%
Machinery — 0.2%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	500,000		514,375	(k)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	55,440		55,163	(e)(k)
Trico Shipping AS, New Term Loan B	—	5/13/14	97,611		97,611	(e)(l)
Total Marine					152,774
Total Industrials					667,149
Information Technology — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	290,000		297,975	(k)
Materials — 0.3%
Chemicals — 0.3%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	350,540	(k)
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	230,000		236,325	(k)
Total Materials					586,865
Telecommunication Services — 0.2%
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	280,646		287,662	(k)
Total Collateralized Senior Loans (Cost — $3,537,807)					3,646,136
Convertible Bonds & Notes — 0.1%
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes (Cost — $224,347)	7.000%	1/31/20	1,395,962		142,171	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	21

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 36.7%
Argentina — 1.7%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000		$3,236,736
Republic of Argentina, Senior Bonds	7.000%	10/3/15	140,000		118,300
Total Argentina					3,355,036
Brazil — 4.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	665,000	BRL	341,801
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	8,035,000	BRL	4,194,307
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	832,000	BRL	434,714
Federative Republic of Brazil	7.125%	1/20/37	427,550		606,052
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	2,015,556		2,363,239	(j)
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		1,065,175
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	420,000		492,450
Total Brazil					9,497,738
Chile — 0.9%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		263,855	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		519,636	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	500,000		494,477	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		455,878
Total Chile					1,733,846
Colombia — 1.9%
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,150,000		3,128,250	(b)(j)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		230,850
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		331,117
Total Colombia					3,690,217
Indonesia — 2.9%
Republic of Indonesia, Notes	3.750%	4/25/22	1,070,000		1,110,125	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	1,110,000		1,208,513	(a)(j)
Republic of Indonesia, Notes	5.250%	1/17/42	1,080,000		1,175,850	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		119,250	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	5,461,000,000	IDR	765,619
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		976,500	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	1,968,000,000	IDR	286,419
Total Indonesia					5,642,276
Malaysia — 0.6%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	3,566,000	MYR	1,175,169
Government of Malaysia, Senior Bonds	4.262%	9/15/16	130,000	MYR	43,700
Total Malaysia					1,218,869

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 3.3%
Mexican Bonos, Bonds	8.000%	6/11/20	25,098,500	MXN	$2,354,055
Mexican Bonos, Bonds	6.500%	6/9/22	3,760,200	MXN	326,624
Mexican Bonos, Bonds	10.000%	12/5/24	4,800,000	MXN	537,456
Mexican Bonos, Bonds	8.500%	11/18/38	12,990,000	MXN	1,347,277
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		185,440
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		259,820
United Mexican States, Senior Notes	3.625%	3/15/22	1,030,000		1,100,555
United Mexican States, Senior Notes	4.750%	3/8/44	210,000		221,025
Total Mexico					6,332,252
Panama — 0.7%
Republic of Panama, Senior Bonds	6.700%	1/26/36	956,000		1,285,820
Peru — 1.6%
Republic of Peru, Bonds	6.550%	3/14/37	321,000		438,165
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,698,000	(j)
Republic of Peru, Senior Bonds	8.750%	11/21/33	490,000		813,400
Republic of Peru, Senior Bonds	5.625%	11/18/50	209,000		251,532
Total Peru					3,201,097
Philippines — 0.6%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	910,000		1,119,300
Poland — 1.6%
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		1,111,500	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000		580,000
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000		1,454,849
Total Poland					3,146,349
Russia — 4.0%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	756,000		831,600	(a)(b)
Russian Federation, Senior Notes	5.625%	4/4/42	2,600,000		3,029,000	(a)
Russian Foreign Bond — Eurobond	12.750%	6/24/28	42,000		82,215	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	3,059,313		3,815,299	(a)(j)
Total Russia					7,758,114
Turkey — 6.0%
Republic of Turkey, Bonds	9.000%	3/8/17	3,580,000	TRY	2,202,112
Republic of Turkey, Notes	6.750%	5/30/40	1,175,000		1,502,531
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		1,076,688
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000		6,772,260	(j)
Total Turkey					11,553,591

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	23

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — 6.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,982,000	$2,024,613	(j)
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000	404,098
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,848,723
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	5,296,000	5,129,176	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	233,000	215,875
Total Venezuela				11,622,485
Total Sovereign Bonds (Cost — $63,875,212)				71,156,990

			Shares
Common Stocks — 3.6%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			19,194	38,388	*(d)(e)
Media — 0.4%
Charter Communications Inc., Class A Shares			8,055	695,871	*
Total Consumer Discretionary				734,259
Energy — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			77,972,021	950,635	*(d)(e)
Financials — 2.3%
Diversified Financial Services — 1.5%
Citigroup Inc.			69,251	2,906,465
Real Estate Management & Development — 0.8%
Realogy Holdings Corp.			33,806	1,504,367	(d)(e)
Total Financials				4,410,832
Industrials — 0.4%
Building Products — 0.0%
Nortek Inc.			248	17,841	*
Marine — 0.4%
DeepOcean Group Holding AS			26,137	517,332	*(d)(e)
Horizon Lines Inc., Class A Shares			170,006	255,009	*
Total Marine				772,341
Total Industrials				790,182
Total Common Stocks (Cost — $5,839,899)				6,885,908

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 0.7%
Financials — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		40,749	$ 1,081,478	(g)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		4,925	10,047	*(e)(g)
Total Financials				1,091,525
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		1,017	114,413	(a)(d)
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal	6.000%		2,400	56,160
Total Preferred Stocks (Cost — $1,273,025)				1,262,098

		Expiration Date	Contracts/ Notional Amount†
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $100.00		3/20/13	4,000,000	4,514
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00		5/15/13	4,200,000	46,175
Total Purchased Options (Cost — $118,920)				50,689

			Warrants
Warrants — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	284,015	*
Charter Communications Inc.		11/30/14	641	24,358	*
Jack Cooper Holdings Corp.		12/15/17	496	61,504	*
Jack Cooper Holdings Corp.		5/6/28	228	28,272	*
SemGroup Corp.		11/30/14	2,968	61,705	*(d)(e)
Total Warrants (Cost — $13,747)				459,854
Total Investments — 125.5% (Cost — $224,195,475#)				243,052,124
Liabilities in Excess of Other Assets — (25.5)%				(49,369,808)
Total Net Assets — 100.0%				$193,682,316

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	25

Western Asset Global Partners Income Fund Inc.

†                 Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*                 Non-income producing security.

(a)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)             All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)              Value is less than $1.

(d)             Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)              Illiquid security.

(f)               Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)              Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)             The coupon payment on these securities is currently in default as of February 28, 2013.

(i)               Security has no maturity date. The date shown represents the next call date.

(j)               All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(k)             Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)               All or a portion of this loan is unfunded as of February 28, 2013. The interest rate for fully unfunded term loans is to be determined.

#                 Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
TRY	— Turkish Lira

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount[1]†	Value
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	$ 96.50	8,000,000	$ 2,004
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	103.00	4,200,000	28,597
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	98.00	4,200,000	19,257
Total Written Options (Premiums received — $109,880)				$49,858

1                   In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†                 Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

Western Asset Global Partners Income Fund Inc.

Summary of Investments by Country**

United States	36.5%
Brazil	8.2
Mexico	8.1
Russia	5.3
Venezuela	4.9
Turkey	4.7
Luxembourg	3.3
Indonesia	3.0
United Kingdom	2.9
Colombia	2.6
Argentina	1.5
Peru	1.4
France	1.3
Chile	1.3
Poland	1.3
Ireland	1.3
Malaysia	1.2
Netherlands	1.2
Germany	1.0
Italy	0.8
Australia	0.8
India	0.7
Panama	0.7
South Africa	0.6
Kazakhstan	0.6
Canada	0.6
Philippines	0.5
Qatar	0.4
Norway	0.4
Cayman Islands	0.4
United Arab Emirates	0.3
Spain	0.3
Bermuda	0.3
Marshall Islands	0.3
Belgium	0.3
Sweden	0.2
Trinidad and Tobago	0.2

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	27

Western Asset Global Partners Income Fund Inc.

Summary of Investments by Country** (continued)

Czech Republic	0.2%
China	0.2
Singapore	0.1
Mongolia	0.1
100.0%

**  As a percentage of total investments. Please note that the fund holdings are as of February 28, 2013 and are subject to change.

See Notes to Financial Statements.

28	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

February 28, 2013

Assets:
Investments, at value (Cost — $224,195,475)	$243,052,124
Foreign currency, at value (Cost — $122,828)	123,874
Cash	1,905,554
Interest receivable	4,409,263
Receivable for securities sold	1,017,953
Unrealized appreciation on forward foreign currency contracts	806,076
Deposits with brokers for swap contracts	590,000
Prepaid expenses	7,912
Total Assets	251,912,756

Liabilities:
Loan payable (Notes 1 and 5)	39,000,000
Payable for open reverse repurchase agreements	17,889,385
Swaps, at value (net premiums received — $89,201)	471,743
Payable for securities purchased	260,334
Investment management fee payable	156,616
Payable for open swap contracts	137,696
Interest payable	97,572
Unrealized depreciation on forward foreign currency contracts	68,343
Written options, at value (premiums received — $109,880)	49,858
Accrued foreign capital gains tax	23,914
Accrued expenses	74,979
Total Liabilities	58,230,440
Total Net Assets	$193,682,316

Net Assets:
Par value ($0.001 par value; 15,570,266 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,570
Paid-in capital in excess of par value	207,200,158
Undistributed net investment income	1,969,833
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(34,743,587)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	19,240,342
Total Net Assets	$193,682,316

Shares Outstanding	15,570,266

Net Asset Value	$12.44

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	29

Statement of operations (unaudited)

For the Six Months Ended February 28, 2013

Investment Income:
Interest	$ 9,032,053
Dividends	166,288
Less: Foreign taxes withheld	(9,199)
Total Investment Income	9,189,142

Expenses:
Investment management fee (Note 2)	1,003,791
Interest expense (Notes 3 and 5)	247,413
Audit and tax	38,737
Transfer agent fees	26,250
Shareholder reports	23,416
Custody fees	16,643
Directors’ fees	14,371
Legal fees	14,059
Stock exchange listing fees	10,675
Fund accounting fees	9,173
Insurance	2,445
Miscellaneous expenses	5,300
Total Expenses	1,412,273
Net Investment Income	7,776,869

Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	358,692
Written options	255,606
Swap contracts	(709,353)
Foreign currency transactions	(1,548,955)
Net Realized Loss	(1,644,010)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,265,757
Written options	(118,427)
Swap contracts	(261,698)
Foreign currencies	1,018,628
Change in Net Unrealized Appreciation (Depreciation)	7,904,260
Net Gain on Investments, Written Options, Swap Contracts and Foreign Currency Transactions	6,260,250
Increase in Net Assets from Operations	$14,037,119

See Notes to Financial Statements.

30	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended February 28, 2013 (unaudited) and the Year Ended August 31, 2012	2013	2012

Operations:
Net investment income	$7,776,869	$16,659,591
Net realized gain (loss)	(1,644,010)	3,052,620
Change in net unrealized appreciation	7,904,260	5,894,622
Increase in Net Assets From Operations	14,037,119	25,606,833

Distributions to Shareholders From (Note 1):
Net investment income	(8,863,875)	(17,669,069)
Decrease in Net Assets From Distributions to Shareholders	(8,863,875)	(17,669,069)

Fund Share Transactions:
Proceeds for shares issued on reinvestment of distributions (33,703 and 70,861 shares issued, respectively)	429,278	840,892
Increase in Net Assets From Fund Share Transactions	429,278	840,892
Increase in Net Assets	5,602,522	8,778,656

Net Assets:
Beginning of period	188,079,794	179,301,138
End of period*	$193,682,316	$188,079,794
* Includes undistributed net investment income of:	$1,969,833	$3,056,839

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	31

Statement of cash flows (unaudited)

For the Six Months Ended February 28, 2013

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 14,037,119
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(47,755,545)
Proceeds from sales of purchased securities	48,374,415
Cash paid for purchased options	(211,593)
Net amortization of premium (accretion of discount)	190,241
Payment-in-kind	(212,822)
Increase in receivable for securities sold	(800,822)
Decrease in premiums receivable on written options	14,434
Decrease in interest receivable	174,232
Decrease in prepaid expenses	13,121
Increase in deposits with brokers for swap contracts	(590,000)
Upfront premiums received for swap contracts	262,252
Increase in payable for open swap contracts	87,280
Decrease in payable for securities purchased	(150,532)
Decrease in investment management fee payable	(9,679)
Increase in interest payable	60,848
Decrease in accrued expenses	(51,321)
Decrease in premiums received from written options	(171,350)
Net realized gain on investments‡	(383,170)
Change in unrealized appreciation of investments, written options, swap contracts and forward foreign currency transactions	(7,924,629)
Net Cash Provided by Operating Activities*	4,952,479

Cash Flows from Financing Activities:
Distributions paid on common stock	(8,434,597)
Increase in payable for reverse repurchase agreements	2,593,940
Net Cash Used in Financing Activities	(5,840,657)
Net Decrease in Cash	(888,178)
Cash at Beginning of Period	2,917,606
Cash at End of Period	$ 2,029,428

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 429,278

‡  This amount includes net realized gain/loss on purchased options.

*  Included in operating expenses is cash of $186,565 paid for interest on borrowings.

See Notes to Financial Statements.

32	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

	2013[1,2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.11	$11.59	$11.62	$10.06	$11.36	$12.59

Income (loss) from operations:
Net investment income	0.50	1.07	1.10	1.21	1.17	1.14
Net realized and unrealized gain (loss)	0.40	0.59	0.01	1.49	(1.33)	(1.39)
Total income (loss) from operations	0.90	1.66	1.11	2.70	(0.16)	(0.25)

Less distributions from:
Net investment income	(0.57)	(1.14)	(1.14)	(1.14)	(1.14)	(0.98)
Total distributions	(0.57)	(1.14)	(1.14)	(1.14)	(1.14)	(0.98)

Net asset value, end of period	$12.44	$12.11	$11.59	$11.62	$10.06	$11.36

Market price, end of period	$13.34	$13.63	$12.19	$12.55	$10.23	$10.30
Total return, based on NAV[3,4]	7.55%	15.33%	9.64%	27.90%	2.22%	(2.16)%
Total return, based on Market Price[5]	2.33%	23.03%	6.58%	35.62%	15.51%	0.11%

Net assets, end of period (000s)	$193,682	$188,080	$179,301	$178,838	$154,057	$173,700

Ratios to average net assets:
Gross expenses	1.48%[6]	1.53%	1.66%	1.91%	2.99%	2.77%
Net expenses[7]	1.48 [6]	1.53	1.66	1.91	2.99	2.77
Net investment income	8.13 [6]	9.32	9.10	10.77	14.10	9.38

Portfolio turnover rate	20%	37%	56%	65%	58%	46%

Supplemental data:
Loans Outstanding, End of Period (000s)	$39,000	$39,000	$39,000	$33,000	$33,000	$35,000
Asset Coverage (000s)	$232,682	$227,080	$218,301	$211,838	$187,057	$208,700
Asset Coverage for Loan Outstanding	597%	582%	560%	642%	567%	596%
Weighted Average Loan (000s)	$39,000	$39,000	$34,085	$33,000	$33,499	$35,000
Weighted Average Interest Rate on Loans	0.92%	0.95%	0.94%	1.18%	2.96%	4.32%

1         For the six months ended February 28, 2013 (unaudited).

2         Per share amounts have been calculated using the average shares method.

3         Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4         The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6         Annualized.

7         The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	33

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

34	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	35

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$158,456,821	$ 991,457	$159,448,278
Collateralized senior loans	—	3,646,136	—	3,646,136
Convertible bonds & notes	—	142,171	—	142,171
Sovereign bonds	—	71,156,990	—	71,156,990
Common stocks:
Consumer discretionary	$ 695,871	—	38,388	734,259
Energy	—	—	950,635	950,635
Financials	2,906,465	1,504,367	—	4,410,832
Industrials	272,850	—	517,332	790,182
Preferred stocks:
Industrials	—	114,413	—	114,413
Other preferred stocks	1,147,685	—	—	1,147,685
Purchased options	—	50,689	—	50,689
Warrants	—	459,854	—	459,854
Total investments	$5,022,871	$235,531,441	$2,497,812	$243,052,124
Other financial instruments:
Forward foreign currency contracts	—	$ 806,076	—	$ 806,076
Total	$5,022,871	$236,337,517	$2,497,812	$243,858,200

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$ 49,858	—	$ 49,858
Forward foreign currency contracts	—	68,343	—	68,343
Credit default swaps on credit indices — buy protection‡	—	471,743	—	471,743
Total	—	$589,944	—	$589,944

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

36	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
Investments In Securities	Corporate Bonds & Notes	Consumer Discretionary	Energy	Industrials	Warrants	Total
Balance as of August 31, 2012	$ 861,097	$38,388	$818,239	$463,278	$ 5,875	$2,186,877
Accrued premiums/discounts	3,651	—	—	—	—	3,651
Realized gain (loss)[1]	(606,135)	—	—	—	—	(606,135)
Change in unrealized appreciation (depreciation)[2]	724,303	—	132,396	54,054	9,106	919,859
Purchases	275,200	—	—	—	—	275,200
Sales	(271,559)	—	—	—	(14,981)	(286,540)
Transfers into Level 3[3]	4,900	—	—	—	—	4,900
Transfers out of Level 3	—	—	—	—	—	—
Balance as of February 28, 2013	$ 991,457	$38,388	$950,635	$517,332	—	$2,497,812
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2013[2]	$ 197,182	—	$132,396	$ 54,054	—	$ 383,632

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3  Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	37

or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the

38	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the six months ended February 28, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	39

amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

40	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	41

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely

42	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2013, the Fund held written options, forward foreign currency contracts and credit default swaps, with credit related contingent features which had a liability position of $589,944. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	43

February 28, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $590,000, which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of February 28, 2013 there were $23,914 of capital gains tax liabilities accrued on unrealized gains.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax

44	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional sub-advisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadvisor.

All officers and one Director of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended February 28, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$47,755,545
Sales	48,374,415

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$24,425,779
Gross unrealized depreciation	(5,569,130)
Net unrealized appreciation	$18,856,649

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	45

During the six months ended February 28, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of August 31, 2012	45,642,600	$ 281,230
Options written	31,976,000	176,703
Options exercised	(16,200,800)	(92,447)
Options expired	(45,017,800)	(255,606)
Written options, outstanding as of February 28, 2013	16,400,000	$ 109,880

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$15,378,565	0.80%	$17,889,385

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from -0.25% to 1.00% during the six months ended February 28, 2013. Interest expense incurred on reverse repurchase agreements totaled $60,882.

At February 28, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.75%	5/15/2012	TBD*	$10,452,085
Credit Suisse	0.85%	5/15/2012	TBD*	3,875,360
JPMorgan Chase & Co.	-0.25%	2/25/2013	TBD*	479,000
JPMorgan Chase & Co.	0.15%	2/25/2013	TBD*	1,058,940
JPMorgan Chase & Co.	0.20%	2/25/2013	TBD*	1,056,000
JPMorgan Chase & Co.	1.00%	5/16/2012	TBD*	968,000
				$17,889,385

*  TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On February 28, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $21,734,626.

46	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At February 28, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Deutsche Bank AG	3,239,000	$ 1,634,143	3/15/13	$ 7,322
Euro	Citibank N.A.	250,000	326,567	5/16/13	(7,031)
Euro	Citibank N.A.	52,000	67,926	5/16/13	(645)
					(354)
Contracts to Sell:
Brazilian Real	Deutsche Bank AG	3,239,000	1,634,143	3/15/13	(60,667)
British Pound	Citibank N.A.	943,613	1,430,976	5/16/13	43,910
British Pound	UBS AG	401,367	608,667	5/16/13	25,175
Euro	BNP Paribas SA	1,427,030	1,864,081	5/16/13	69,102
Euro	Citibank N.A.	460,000	600,883	5/16/13	14,874
Euro	Citibank N.A.	490,000	640,071	5/16/13	16,245
Euro	Citibank N.A.	3,649,928	4,767,778	5/16/13	174,597
Euro	UBS AG	9,288,049	12,132,666	5/16/13	454,851
					738,087
Net unrealized gain on open forward foreign currency contracts					$737,733

At February 28, 2013, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas			5.000%
(MARKIT CDX.NA.HY.17 Index)	$ 672,000	12/20/16	Quarterly	$ (31,513)	$ 15,832	$ (47,345)
BNP Paribas			5.000%
(MARKIT CDX.NA.HY.17 Index)	48,000	12/20/16	Quarterly	(2,251)	1,154	(3,405)
BNP Paribas			5.000%
(MARKIT CDX.NA.HY.17 Index)	1,728,000	12/20/16	Quarterly	(81,033)	39,014	(120,047)
BNP Paribas			5.000%
(MARKIT CDX.NA.HY.18 Index)	2,475,000	6/20/17	Quarterly	(94,370)	29,236	(123,606)
BNP Paribas			5.000%
(MARKIT CDX.NA.HY.18 Index)	940,500	6/20/17	Quarterly	(35,861)	36,668	(72,529)
BNP Paribas			5.000%
(Markit CDX.NA.HY.19 Index)	1,850,000	12/20/17	Quarterly	(51,781)	(40,269)	(11,512)
BNP Paribas			5.000%
(Markit CDX.NA.HY.19 Index)	1,850,000	12/20/17	Quarterly	(51,781)	(38,259)	(13,522)
BNP Paribas			5.000%
(Markit CDX.NA.HY.19 Index)	4,400,000	12/20/17	Quarterly	(123,153)	(132,577)	9,424
Total	$13,963,500			$(471,743)	$ (89,201)	$(382,542)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	47

amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3  The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†  Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2013.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$50,689	$ 50,689
Forward foreign currency contracts	$806,076	—	806,076
Total	$806,076	$50,689	$856,765

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$ 49,858	$ 49,858
Forward foreign currency contracts	$68,343	—	68,343
Swap contracts[3]	—	471,743	471,743
Total	$68,343	$521,601	$589,944

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3  Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 28, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in

48	Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(518,868)	$ (518,868)
Written options	—	255,606	255,606
Swap contracts	—	(709,353)	(709,353)
Forward foreign currency contracts	$(1,620,787)	—	(1,620,787)
Total	$(1,620,787)	$(972,615)	$(2,593,402)

1  Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$ 263,277	$ 263,277
Written options	—	(118,427)	(118,427)
Swap contracts	—	(261,698)	(261,698)
Forward foreign currency contracts	$1,038,997	—	1,038,997
Total	$1,038,997	$(116,848)	$ 922,149

1  The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended February 28, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 56,791
Written options	71,509
Forward foreign currency contracts (to buy)	863,760
Forward foreign currency contracts (to sell)	22,207,366

Average Notional Balance
Credit default swap contracts (to buy protection)	$10,406,443

5. Loan

At February 28, 2013, the Fund has revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $55,000,000. This agreement is subject to a 30-day notice of termination by the Fund or a 180-day notice of termination by the lender. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan.

Western Asset Global Partners Income Fund Inc. 2013 Semi-Annual Report	49

The interest on the loan is calculated at a variable rate based on the LIBOR or Federal Funds Rate plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the period ended February 28, 2013 was $178,487. For the period ended February 28, 2013, the Fund incurred a commitment fee in the amount of $8,044.

For the period ended February 28, 2013, the Fund had an average daily loan balance outstanding of $39,000,000 and the weighted average interest rate was 0.92%. At February 28, 2013, the Fund had $39,000,000 of borrowings outstanding per the current credit agreement.

6. Distributions subsequent to February 28, 2013

On February 14, 2013, the Fund’s Board of Directors declared three distributions, each in the amount of $0.0925 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013 to shareholders of record on March 15, 2013, April 19, 2013 and May 24, 2013, respectively.

7. Capital loss carryforward

As of August 31, 2012 the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
8/31/2017	$ (5,539,451)
8/31/2018	(26,932,997)
$(32,472,448)

These amounts will be available to offset any future taxable capital gains.

50	Western Asset Global Partners Income Fund Inc.

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Western Asset Global Partners Income Fund Inc.	51

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Partners Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company, Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory

52	Western Asset Global Partners Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory

Western Asset Global Partners Income Fund Inc.	53

Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreements, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Advisers, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the

54	Western Asset Global Partners Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2012 was ranked in the fourth quintile of the funds in the Performance Universe for that period and was worse than the median performance for the Performance Universe. The Lipper Performance Information further showed, however, that the Fund’s performance was ranked in the third quintile of the funds in the Performance Universe for the 3-year period ended June 30, 2012 and was ranked in the first quintile of the funds in the Performance Universe for each of the 5- and 10-year periods ended that date. The Fund’s performance relative to the Performance Universe for each of the 3-, 5- and 10-year periods was better than the Performance Universe median. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among funds in the Performance Universe. The Fund’s performance for the 10-year period was achieved, in part, by a predecessor portfolio management team. In explaining the Fund’s underperformance relative to the Performance Universe for the 1-year period, the Manager noted that the Fund had fewer overweights to large benchmark names as more liquid high-yield bonds significantly outperformed less liquid high-yield bonds during the period and that the Fund’s lower quality credit rating bias also adversely affected the Fund’s performance. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the

Western Asset Global Partners Income Fund Inc.	55

Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and twelve other leveraged high yield closed-end funds, as classified by Lipper. The thirteen funds in the Expense Group had average net common share assets ranging from $100.9 million to $677.4 million. Five of the other funds in the Performance Universe were larger than the Fund and seven were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee was ranked eleventh among the funds in the Expense Group. The Lipper Expense Information also showed that the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked seventh among the funds in the Expense Group on the basis of common share assets only and was ranked eighth among the funds in the Expense Group on the basis of common share and leveraged assets. The Fund’s actual total expenses were ranked fifth among the funds in the Expense Group on the basis of common share assets only and were ranked sixth among the Expense Group funds on the basis of common share and leveraged assets. The Fund’s contractual Management Fee and actual Management Fee on the basis of common share and leveraged assets each was worse than the Expense Group median for that component. Each of the Fund’s other expense components was at or better than the Expense Group median for that component.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services

56	Western Asset Global Partners Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had not changed during the period covered by the analysis. Under the circumstances, the Board concluded that the Manager’s profitability remained at a reasonable level in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Western Asset Global Partners Income Fund Inc.	57

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

58	Western Asset Global Partners Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Partners Income Fund Inc. was held on December 14, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
R. Jay Gerken	13,044,091	573,157
William R. Hutchinson	12,993,109	624,139
Jeswald W. Salacuse	12,996,938	620,310

At February 28, 2013, in addition to R. Jay Gerken, William R. Hutchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
Eileen A. Kamerick
Riordan Roett

Western Asset Global Partners Income Fund Inc.	59

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange (“NYSE”) trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making

60	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited) (cont’d)

open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

Western Asset Global Partners Income Fund Inc.	61

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission

62	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited) (cont’d)

or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, New York 11219.

Western Asset

Global Partners Income Fund Inc.

Directors	Western Asset Global Partners Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick*	Subadvisers	New York, NY 10017
Riordan Roett	Western Asset Management Company
Jeswald W. Salacuse	Western Asset Management Company Limited	New York Stock Exchange Symbol
	Western Asset Management Company Ltd	GDF
Officers	Western Asset Management Company Pte. Ltd.
R. Jay Gerken
President and Chief Executive Officer	Custodian
Richard F. Sennett	State Street Bank and Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	6201 15th Avenue
Secretary and Chief Legal Officer	Brooklyn, NY 11219
Thomas Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Partners Income Fund Inc.

Western Asset Global Partners Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WAS04030 4/13 SR13-1906

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Global Partners Income Fund Inc.

Date:	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Global Partners Income Fund Inc.

Date:	April 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Global Partners Income Fund Inc.

Date:	April 25, 2013